(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 7, 2023 to the
Prospectus dated November 28, 2022

Effective July 7, 2023, the following sections of the Fund’s Prospectus have been revised to include updated information.

The following information is added under “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS”, immediately below the paragraph entitled “Cash Holdings and Temporary Defensive Positions” in the Fund’s Prospectus:

ReFlow Liquidity Program. The Fund participates in the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds (including the Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently 8 days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. Pursuant to the program, ReFlow may purchase Institutional Class shares of the Fund.

For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate. The actual fee rate that may be charged to the Fund therefore may be higher than 0.14%. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s Reflow Program redemption in-kind policies described under “Redemption In-Kind” in the Prospectus.

When purchasing Institutional Class shares of the Fund, ReFlow is not subject to the Fund’s investment minimum or redemption fee. In addition, investments in the Fund by ReFlow are not subject to the Fund’s policy regarding excessive trading described under “Tools to Combat Frequent Transactions” in the Prospectus. The Board has approved the Fund's use of the ReFlow Liquidity Program.

The “Waiver/Reduction of Investment Minimums” row in the table under “SHAREHOLDER INFORMATION – Description of Classes” on page 15 of the Fund’s Prospectus is hereby deleted and replaced with the following:

	Retail Class	Institutional Class	Supra Institutional Class
Waiver/Reduction of Investment Minimums	None
Although not limited to the list below, the Advisor (or in certain cases, Trust Officers) may waive or reduce the initial or subsequent minimum investment amounts in any of the following circumstances:
•Non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts, and certain retirement plans;
•Retirement, defined benefit and pension plans with plan assets of at least $25 million;
•Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•Institutional clients of the Advisor;
•Trustees and Officers of the Trust;
•Employees of the Advisor and its affiliates and their immediate families (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild, and Uniform Gift, or Transfer to Minors Act accounts naming qualifying persons); and
•For shares purchased pursuant to the ReFlow Liquidity Program.
None

The paragraph entitled “Redemption Fee” and the succeeding paragraph on page 22 of the Fund’s Prospectus are hereby deleted and replaced with the following:

Redemption Fee. The Fund is intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund will assess a 1.00% fee on the redemption of Fund shares held less than 30 days from purchase. The Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.

This fee does not apply to:
(1)    Shares purchased through reinvested dividends or capital gains;
(2)    Fund redemptions under the Fund’s SWP;
(3)    The redemption of shares previously purchased under an AIP;
(4)    The involuntary redemption of low balance accounts;
(5)    Sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts, and certain retirement plans;
(6)    Minimum required distributions from retirement accounts;
(7)    Premature distributions from retirement accounts due to the disability or health of the shareholder;
(8)    Redemptions resulting in the settlement of an estate due to the death of the shareholder;
(9)    Conversion of shares from one share class to another in the same Fund;

(10)    Taking out a distribution or loan from a defined contribution plan;
(11)    Redemptions to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;
(12)    Redemptions in connection with charitable investment pool accounts; or
(13)    Redemptions of shares purchased by ReFlow in connection with the ReFlow Liquidity Program.

The paragraph entitled “Tools to Combat Frequent Transactions” and the succeeding paragraph on page 23 of the Fund’s Prospectus are hereby deleted and replaced with the following:

Tools to Combat Frequent Transactions. The Board has adopted a policy regarding excessive trading. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees, if necessary, or using fair value pricing when appropriate, under procedures as adopted by the Advisor, when the Advisor determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in this Prospectus, the Fund applies all restrictions uniformly in all applicable cases. (Purchases and redemptions of Fund shares by ReFlow Fund, LLC in connection with the Fund’s participation in the ReFlow Liquidity Program (see “Investment Objective, Principal Investment Strategies, and Risks – ReFlow Liquidity Program”) are not subject to these limitations.)

The paragraph entitled “Redemption In-Kind” on page 25 of the Fund’s Prospectus is hereby deleted and replaced with the following:

Redemption In-Kind. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

For shares purchased by ReFlow, the Fund may redeem these shares in-kind. Any such in-kind redemptions must comply with the requirements of the Trust's ReFlow redemption in-kind procedures.

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Please retain this Supplement with your Prospectus.

(the “Fund”)
Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 7, 2023 to the
Statement of Additional Information (“SAI”) dated November 28, 2022

Effective July 7, 2023, the following information is added under “Investment Policies and Risks” in the Fund’s SAI:

ReFlow Liquidity Program. The Fund participates in the ReFlow Fund, LLC ("ReFlow") liquidity program. ReFlow operates an auction program (the "Auction Program") through which it makes a source of capital available to participating funds (like the Fund) to allow participating funds to satisfy some or all of their daily net redemption requests. This program is designed to provide an alternative liquidity source to funds on days where redemptions of fund shares exceed purchases. ReFlow makes the Auction Program available to eligible funds on an investment blind basis, meaning that ReFlow stands ready to purchase shares of participating funds that submit successful bids without regard to their investment objectives or performance.

The Fund has determined to make its Institutional Class shares available for purchase by ReFlow through the Auction Program. With respect to shares purchased through the Auction Program, ReFlow will not be subject to any investment minimum applicable to such shares. There is no assurance that, on any given day, either the Fund will be successful during the Auction, or that ReFlow will have sufficient funds available to meet the Fund’s needs.

Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow's discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner. For use of the ReFlow service, a participating fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow although the Fund may submit a higher bid. The actual fee rate that may be charged to the Fund may therefore be higher than 0.14%. The costs to the Fund for participating in the Auction Program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Such a fee is allocated among the Fund's share classes based on relative net assets.

In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and may request that any redemption of shares purchased through the Auction Program be met in-kind in accordance with the Fund's ReFlow in-kind redemption policies. If the Fund redeems Reflow shares in-kind, it is anticipated that the use of the program will reduce a Fund's realization of capital gains.

When purchasing Institutional shares of the Fund, ReFlow is not subject to the Fund’s investment minimum or redemption fee. In addition, investments in the Fund by ReFlow are not subject to the Fund’s policy regarding excessive trading described under “Tools to Combat Frequent Transactions” in the Prospectus.
* * * * *
Please retain this Supplement with your SAI.